UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 6, 2006 (February 2, 2006)

IPSCO INC.

(Exact name of registrant as specified in its charter)

Canada	001-14568	98-0077354
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

650 Warrenville Road, Suite 500, Lisle, Illinois	60532
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:                   (630) 810-4800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (se General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS – this report, the exhibit attached hereto and the related comments by IPSCO Inc.’s (“IPSCO” or the Company”) management noted herein, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, management’s good faith expectations and beliefs, which are subject to inherent uncertainties which are difficult to predict, and may be beyond the ability of the Company to control. Forward-looking statements are made based upon management’s expectations and belief concerning future developments and their potential effect upon the Company. There can be no assurances that future developments will be in accordance with management’s expectations or that the effects of future developments on the Company will be those anticipated by management.

The words, “believes”, “expects”, “intends”, “plans”, “anticipates”, “hopes”, “likely”, “projects” and similar expressions identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company, or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements.

Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s view only as of the date of this Form 8-K. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements, which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances. For additional information about risks and uncertainties that could adversely affect the Company’s forward-looking statements, please refer to the Company’s filings with the Securities and Exchange Commission, including its Form 40-F.

Item 7.01 Regulation FD Disclosure.

On February 2, 2006, the Company issued a press release announcing that it has received a commitment from Enbridge Inc. reserving IPSCO’s large diameter pipe mills for approximately 160,000 tons of spiral welded pipe to be used in Enbridge’s Waupisoo Pipeline Project and Stage 1 of the Southern Expansion Project. The press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

On February 6, 2006, the Company, in conjunction with the referenced press release and comments made in the press by its Investor Relations Director, re-iterated that the Enbridge commitment for 160,000 tons of spiral weld pipe is a sign of good things to come and that IPSCO believes it is coming into a fairly strong period for this product line. IPSCO believes that demand is going up in major markets, requiring more pipe for new lines and additional capacity.

The information in the Current Report, including the exhibit attached hereto, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in the Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

(99.1) Press release of IPSCO Inc., issued February 2, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPSCO Inc.

Date: February 6, 2006

By: /s/  Leslie T. Lederer

Vice President, General Counsel &

Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	News Release of IPSCO Inc., issued February 2, 2006